Cincinnati Financial Corporation

Supplemental Financial Data

for the period ending December 31, 2011

6200 South Gilmore Road

Fairfield, Ohio 45014-5141

www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

	A.M. Best	Fitch	Moody’s	Standard & Poor’s
Cincinnati Financial Corporation
Corporate Debt	a-	BBB+	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	–	A1	A
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	–	–	–

The Cincinnati Life Insurance Company	A	A+	–	A

Ratings are as of February 7, 2012, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on www.cinfin.com.

The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation

Supplemental Financial Data

Fourth Quarter 2011

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•	Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•	Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•	Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

3

Cincinnati Financial Corporation

Quick Reference - Fourth Quarter 2011

(all data shown is for the three months ended or as of December 31, 2011)

	12/31/2011	Year over year change %
Revenues:

Commercial lines net written premiums	$546	4
Personal lines net written premiums	196	7
Excess & surplus lines net written premiums	18	20
Property casualty net written premiums	760	5
Life and accident and health net written premiums	48	4
Annuity net written premiums	16	(67)
Life, annuity and accident and health net written premiums	64	(32)
Commercial lines net earned premiums	567	4
Personal lines net earned premiums	199	7
Excess & surplus lines net earned premiums	19	46
Property casualty net earned premiums	785	5
Fee revenue	1	0
Life and accident and health net earned premiums	42	11
Investment income	132	2
Realized gains on investments	(7)	nm
Other revenue	2	(33)
Total revenues	955	2

Income:

Operating income	$139	23
Net realized investment gains and losses	(5)	nm
Net income	134	6

Per share (diluted):

Operating income	$0.86	23
Net realized investment gains and losses	(0.03)	nm
Net income	0.83	8
Book value	31.16	1
Weighted average shares	162,679,294	(1)

	12/31/2011	Year over year change %
Benefits and expenses:

Commercial lines loss and loss expenses	$284	(11)
Personal lines loss and loss expenses	145	12
Excess & surplus lines loss and loss expenses	8	33
Life and accident and health losses and policy benefits	51	24
Underwriting, acquisition and insurance expenses	264	6
Other operating expenses	3	(40)
Interest expenses	14	0
Total benefits & expenses	769	1
Income before income taxes	186	7
Total income tax	52	8

Balance Sheet:

Fixed maturity investments	$8,779
Equity securities	2,956
Other invested assets	66
Total invested assets	$11,801

Equity in net assets of subsidiaries	$4,798

Loss and loss expense reserves	$4,339
Life policy reserves	2,214
Total debt	894
Shareholders' equity	5,055

Key ratios:

Commercial lines GAAP combined ratio	83.9%
Personal lines GAAP combined ratio	99.5
Excess & surplus lines GAAP combined ratio	74.8
Property casualty GAAP combined ratio	87.6

Commercial lines STAT combined ratio	83.7%
Personal lines STAT combined ratio	103.9
Excess & surplus lines STAT combined ratio	74.2
Property casualty STAT combined ratio	88.5

Value creation ratio	6.8%

4

Cincinnati Financial Corporation

Consolidated Statements of Income for the Twelve Months Ended December 31, 2011

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$3,248	$-	$-	$-	$3,248
Life	-	-	213	-	-	213
Accident health	-	-	7	-	-	7
Premiums ceded	-	(219)	(55)	-	-	(274)
Total earned premium	-	3,029	165	-	-	3,194
Investment income	41	350	134	-	-	525
Realized gain (loss) on investments	15	72	(19)	1	1	70
Fee revenue	-	4	-	-	-	4
Other revenue	14	2	2	7	(15)	10
Total revenues	$70	$3,457	$282	$8	$(14)	$3,803

Benefits & expenses:
Losses & policy benefits	$-	$2,613	$232	$-	$(1)	$2,844
Reinsurance recoveries	-	(278)	(43)	-	1	(320)
Underwriting, acquisition and insurance expenses	-	974	62	-	-	1,036
Other operating expenses	26	-	-	3	(16)	13
Interest expense	53	-	-	1	-	54
Total expenses	$79	$3,309	$251	$4	$(16)	$3,627

Income (loss) before income taxes	$(9)	$148	$31	$4	$2	$176

Provision (benefit) for income taxes:
Current operating income	$(5)	$(2)	$8	$1	$-	$2
Capital gains/losses	5	25	(6)	1	-	25
Deferred	(9)	(19)	10	1	-	(17)
Total provision (benefit) for income taxes	$(9)	$4	$12	$3	$-	$10

Operating income (loss)	$(10)	$97	$32	$1	$1	$121

Net income - current year	$-	$144	$19	$1	$2	$166

Net income - prior year	$4	$333	$38	$1	$1	$377

 *Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

5

Cincinnati Financial Corporation and Subsidiaries

Consolidated Statements of Income for the Three Months Ended December 31, 2011

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$834	$-	$-	$-	$834
Life	-	-	56	-	-	56
Accident health	-	-	2	-	-	2
Premiums ceded	-	(49)	(16)	-	-	(65)
Total earned premium	-	785	42	-	-	827
Investment income	11	88	33	-	-	132
Realized gain (loss) on investments	1	(16)	7	-	1	(7)
Fee revenue	-	1	-	-	-	1
Other revenue	3	1	-	2	(4)	2
Total revenues	$15	$859	$82	$2	$(3)	$955

Benefits & expenses:
Losses & policy benefits	$-	$424	$65	$-	$(1)	$488
Reinsurance recoveries	-	13	(14)	-	1	-
Underwriting, acquisition and insurance expenses	-	251	13	-	-	264
Other operating expenses	7	-	-	-	(4)	3
Interest expense	14	-	-	-	-	14
Total expenses	$21	$688	$64	$-	$(4)	$769

Income (loss) before income taxes	$(6)	$171	$18	$2	$1	$186

Provision (benefit) for income taxes:
Current operating income	$7	$38	$(8)	$1	$-	$38
Capital gains/losses	-	(6)	3	1	-	(2)
Deferred	(11)	15	12	-	-	16
Total provision (benefit) for income taxes	$(4)	$47	$7	$2	$-	$52

Operating income (loss)	$(3)	$134	$7	$1	$-	$139

Net income - current year	$(2)	$124	$11	$-	$1	$134

Net income - prior year	$-	$111	$16	$-	$(1)	$126

  *Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

6

Cincinnati Financial Corporation

5-Year Net Income Reconciliation

(Dollars in millions except per share data)	Years ended December 31,
	2011	2010	2009	2008	2007
Net income	$166	$377	$432	$429	$855
Net realized investment gains and losses	45	103	217	85	245
Operating income	121	274	215	344	610
Less catastrophe losses	(261)	(96)	(107)	(132)	(17)
Operating income before catastrophe losses	$382	$370	$322	$476	$627

Diluted per share data
Net income	$1.02	$2.31	$2.65	$2.62	$4.97
Net realized investment gains and losses	0.28	0.63	1.33	0.52	1.43
Operating income	0.74	1.68	1.32	2.10	3.54
Less catastrophe losses	(1.60)	(0.59)	(0.66)	(0.81)	(0.10)
Operating income before catastrophe losses	$2.34	$2.27	$1.98	$2.91	$3.64

Return on equity
Return on average equity	3.3%	7.7%	9.7%	8.5%	13.4%

Value creation ratio
Book value per share growth	0.8%	5.7%	13.6%	(27.9)%	(9.3)%
Shareholder dividend declared as a percentage of beginning book value	5.2	5.4	6.1	4.4	3.6
Value creation ratio	6.0%	11.1%	19.7%	(23.5)%	(5.7)%

Investment income
Investment income, net of expenses	$525	$518	$501	$537	$608

* Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

7

Cincinnati Financial Corporation Insurance Subsidiaries

Selected Balance Sheet Data

(In millions)	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Cincinnati Insurance Consolidated
Fixed maturities (fair value)	$5,917	$5,975	$5,954	$5,850	$5,818	$5,924	$5,804	$5,759
Equities (fair value)	2,131	1,865	2,113	2,203	2,175	1,928	1,862	2,013
Short-term investments (fair value)	-	-	-	-	-	-	-	-
Fixed maturities - pretax net unrealized gain	461	439	388	320	314	494	363	287
Equities - pretax net unrealized gain	594	361	631	670	604	476	457	635
Loss and loss expense reserves - STAT	3,906	4,013	3,971	3,853	3,811	3,850	3,822	3,720
Equity GAAP	4,756	4,523	4,702	4,721	4,656	4,652	4,429	4,506
Surplus - STAT	3,747	3,513	3,743	3,833	3,777	3,641	3,537	3,692

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$2,629	$2,652	$2,528	$2,449	$2,315	$1,867	$1,859	$2,055
Equities (fair value)	16	28	37	102	103	108	100	114
Short-term investments (fair value)	-	-	-	-	-	-	-	-
Fixed maturities - pretax net unrealized gain	195	197	174	149	148	215	154	110
Equities - pretax net unrealized gain (loss)	6	12	19	25	(4)	1	(7)	7
Equity - GAAP	774	769	783	756	748	775	729	700
Surplus - STAT	281	268	309	308	303	316	307	310

	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Cincinnati Insurance Consolidated
Fixed maturities (fair value)	$5,663	$5,521	$5,521	$5,169	$4,309	$4,183	$4,304	$4,351
Equities (fair value)	1,910	2,477	2,477	2,247	2,432	3,210	3,537	4,186
Short-term investments (fair value)	5	10	10	11	19	162	-	51
Fixed maturities - pretax net unrealized gain (loss)	202	301	301	25	(108)	(132)	(33)	39
Equities - pretax net unrealized gain	592	590	590	487	627	1,016	1,187	1,831
Loss and loss expense reserves - STAT	3,661	3,673	3,673	3,686	3,498	3,509	3,535	3,448
Equity GAAP	4,405	4,283	4,283	3,795	3,667	3,947	4,011	4,498
Surplus - STAT	3,648	3,472	3,472	3,241	3,360	3,687	3,650	4,027

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$1,927	$1,868	$1,868	$1,694	$1,467	$1,483	$1,551	$1,534
Equities (fair value)	108	119	119	103	122	200	265	307
Short-term investments (fair value)	-	1	1	1	-	-	-	-
Fixed maturities - pretax net unrealized gain (loss)	72	67	67	(43)	(115)	(79)	(35)	-
Equities - pretax net unrealized gain	1	11	11	(8)	(7)	61	92	127
Equity - GAAP	666	653	653	563	471	530	617	661
Short-term investments (fair value)	300	283	283	270	290	371	420	453

8

Consolidated Cincinnati Insurance Companies

Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2011	2010	Change	% Change	2011	2010	Change	% Change
Underwriting income
Net premiums written	$760	$721	$39	5	$3,099	$2,963	$136	5
Unearned premiums increase	(25)	(24)	(1)	(4)	69	39	30	77
Earned premiums	$785	$745	$40	5	$3,030	$2,924	$106	4

Losses incurred	$346	$356	$(10)	(3)	$1,950	$1,652	$298	18
Allocated loss expenses incurred	48	50	(2)	(4)	193	178	15	8
Unallocated loss expenses incurred	43	48	(5)	(10)	192	185	7	4
Other underwriting expenses incurred	245	236	9	4	971	960	11	1
Workers compensation dividend incurred	5	4	1	25	16	14	2	14

Total underwriting deductions	$687	$694	$(7)	(1)	$3,322	$2,989	$333	11
Net underwriting losses	$98	$51	$47	92	$(292)	$(65)	$(227)	(349)

Investment income
Gross investment income earned	$90	$91	$(1)	(1)	$362	$360	$2	1
Net investment income earned	90	90	—	0	357	355	2	1
Net realized capital gains	(10)	6	(16)	nm	49	90	(41)	(46)
Net investment gains (excl. subs)	$80	$96	$(16)	(17)	$406	$445	$(39)	(9)
Dividend from subsidiary	—	—	—	nm	25	—	25	nm
Net investment gains (net of tax)	$80	$96	$(16)	(17)	$431	$445	$(14)	(3)

Other income	$2	$1	$1	100	$6	$4	$2	50

Net income before federal income taxes	$180	$148	$32	22	$145	$384	$(239)	(62)
Federal and foreign income taxes incurred	$38	$19	$19	100	$(4)	$53	$(57)	nm
Net income (statutory)	$142	$129	$13	10	$149	$331	$(182)	(55)

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
*	Excludes CSU Producers Resources Inc.

9

Consolidated Cincinnati Insurance Companies

Losses Incurred Detail

(In millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Consolidated
New losses greater than $4,000,000	$21	$18	$6	$11	$15	$17	$11	$6	$16	$17	$34	$34	$56	$49
New losses $1,000,000-$4,000,000	47	44	33	49	43	36	29	35	83	64	127	100	173	142
New losses $250,000-$1,000,000	53	59	51	54	47	46	53	52	106	104	165	150	217	200
Case reserve development above $250,000	68	57	51	34	45	66	30	37	85	68	142	134	210	178
Large losses subtotal	$189	$178	$141	$148	$150	$165	$123	$130	$290	$253	$468	$418	$656	$569
IBNR incurred	(11)	-	18	32	18	16	11	12	51	23	51	41	39	59
Catastrophe losses incurred	(25)	90	289	41	5	28	100	15	330	114	419	143	395	148
Remaining incurred	194	234	218	213	184	228	239	228	430	468	664	694	859	876
Total losses incurred	$347	$502	$666	$434	$357	$437	$473	$385	$1,101	$858	$1,602	$1,296	$1,949	$1,652
Commercial Lines
New losses greater than $4,000,000	$21	$18	$6	$11	$10	$17	$11	$6	$16	$17	$34	$34	$56	$44
New losses $1,000,000-$4,000,000	38	40	30	40	38	28	22	32	70	54	110	82	148	120
New losses $250,000-$1,000,000	35	45	39	37	31	37	40	40	77	80	122	117	156	148
Case reserve development above $250,000	58	52	46	31	41	62	29	32	77	61	129	123	187	164
Large losses subtotal	$152	$155	$121	$119	$120	$144	$102	$110	$240	$212	$395	$356	$547	$476
IBNR incurred	(5)	1	11	24	19	10	7	9	35	17	36	27	31	45
Catastrophe losses incurred	(18)	58	157	26	5	17	57	10	183	66	241	84	223	89
Remaining incurred	101	130	124	131	97	141	152	152	255	304	385	444	486	542
Total losses incurred	$230	$344	$413	$300	$241	$312	$318	$281	$713	$599	$1,057	$911	$1,287	$1,152
Personal Lines
New losses greater than $4,000,000	$-	$-	$-	$-	$5	$-	$-	$-	$-	$-	$-	$-	$-	$5
New losses $1,000,000-$4,000,000	9	4	3	9	5	5	7	3	13	10	17	15	25	20
New losses $250,000-$1,000,000	13	11	10	14	14	7	10	10	23	20	35	27	48	41
Case reserve development above $250,000	8	4	4	3	3	4	1	3	7	4	11	8	19	11
Large losses subtotal	$30	$19	$17	$26	$27	$16	$18	$16	$43	$34	$63	$50	$92	$77
IBNR incurred	(4)	(3)	4	4	1	4	2	1	9	2	6	7	1	8
Catastrophe losses incurred	(6)	32	131	14	(1)	11	43	5	145	48	177	59	171	58
Remaining incurred	90	103	91	80	86	84	83	75	170	159	273	243	364	328
Total losses incurred	$110	$151	$243	$124	$113	$115	$146	$97	$367	$243	$519	$359	$628	$471
Excess & Surplus Lines
New losses greater than $4,000,000	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
New losses $1,000,000-$4,000,000	-	-	-	-	-	3	-	-	-	-	-	3	-	3
New losses $250,000-$1,000,000	5	3	2	3	2	2	3	2	6	5	8	6	13	9
Case reserve development above $250,000	2	1	1	-	1	-	-	2	1	2	2	3	4	3
Large losses subtotal	$7	$4	$3	$3	$3	$5	$3	$4	$7	$7	$10	$12	$17	$15
IBNR incurred	(2)	2	3	4	(2)	2	2	2	7	5	9	7	7	4
Catastrophe losses incurred	(1)	-	1	1	1	-	-	-	2	-	1	-	1	1
Remaining incurred	3	1	3	2	1	3	4	1	5	4	6	7	9	9
Total losses incurred	$7	$7	$10	$10	$3	$10	$9	$7	$21	$16	$26	$26	$34	$29

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

10

Cincinnati Insurance Companies

Loss Ratio Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Consolidated
New losses greater than $4,000,000	2.8%	2.3%	0.8%	1.4%	2.0%	2.3%	1.5%	0.8%	1.1%	1.2%	1.5%	1.6%	1.9%	1.7%
New losses $1,000,000-$4,000,000	5.7	5.8	4.6	6.7	5.7	4.8	4.0	4.9	5.6	4.6	5.7	4.6	5.7	4.9
New losses $250,000-$1,000,000	6.6	7.7	7.0	7.3	6.7	6.2	7.2	7.4	7.2	7.2	7.4	6.9	7.2	6.8
Case reserve development above $250,000	8.7	7.5	6.9	4.6	5.9	8.9	4.2	5.3	5.8	4.7	6.3	6.2	6.9	6.1
Large losses subtotal	23.8%	23.3%	19.3%	20.0%	20.3%	22.2%	16.9%	18.4%	19.7%	17.7%	20.9%	19.3%	21.7%	19.5%
IBNR incurred	(1.2)	0.1	2.5	4.4	2.5	2.3	1.6	1.7	3.4	1.6	2.3	1.8	1.4	2.0
Total catastrophe losses incurred	(3.0)	11.7	39.6	5.5	0.7	3.8	13.6	2.1	22.3	7.9	18.7	6.5	13.1	5.1
Remaining incurred	24.5	30.3	29.8	28.5	24.4	30.5	33.0	32.1	29.2	32.6	29.6	31.9	28.2	30.0
Total loss ratio	44.1%	65.4%	91.2%	58.4%	47.9%	58.8%	65.1%	54.3%	74.6%	59.8%	71.5%	59.5%	64.4%	56.6%
Commercial Lines
New losses greater than $4,000,000	3.9%	3.2%	1.1%	1.9%	1.8%	3.1%	2.0%	1.1%	1.5%	1.6%	2.1%	2.1%	2.6%	2.0%
New losses $1,000,000-$4,000,000	6.5	7.3	5.5	7.5	7.0	5.1	4.1	6.1	6.5	5.1	6.8	5.1	6.7	5.6
New losses $250,000-$1,000,000	6.0	8.1	7.4	6.9	5.8	6.7	7.4	7.7	7.1	7.5	7.5	7.3	7.1	6.9
Case reserve development above $250,000	10.3	9.3	8.7	5.7	7.4	11.4	5.4	6.2	7.2	5.8	7.9	7.7	8.5	7.6
Large losses subtotal	26.7%	27.9%	22.7%	22.0%	22.0%	26.3%	18.9%	21.1%	22.3%	20.0%	24.3%	22.2%	24.9%	22.1%
IBNR incurred	(0.8)	0.2	2.0	4.4	3.3	1.9	1.3	1.8	3.3	1.6	2.2	1.7	1.4	2.1
Total catastrophe losses incurred	(3.2)	10.4	29.6	4.9	1.0	3.2	10.5	1.8	17.1	6.2	14.7	5.2	10.2	4.1
Remaining incurred	17.8	23.3	23.3	24.2	17.8	25.7	28.3	29.0	23.7	28.6	23.6	27.6	22.1	25.2
Total loss ratio	40.5%	61.8%	77.6%	55.5%	44.1%	57.1%	59.0%	53.7%	66.4%	56.4%	64.8%	56.7%	58.6%	53.5%
Personal Lines
New losses greater than $4,000,000	0.0%	0.0%	0.0%	0.0%	2.7%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.7%
New losses $1,000,000-$4,000,000	3.9	2.2	2.0	4.8	2.3	2.8	4.4	1.5	3.5	3.0	3.0	2.9	3.3	2.8
New losses $250,000-$1,000,000	6.9	6.0	5.4	7.1	7.8	4.0	5.6	5.5	6.2	5.6	6.1	5.0	6.3	5.7
Case reserve development above $250,000	4.2	1.9	2.3	1.7	1.8	2.0	0.6	1.9	2.0	1.2	2.0	1.5	2.5	1.6
Large losses subtotal	15.0%	10.1%	9.7%	13.6%	14.6%	8.8%	10.6%	8.9%	11.7%	9.8%	11.1%	9.4%	12.1%	10.8%
IBNR incurred	(1.6)	(1.5)	2.4	2.3	0.8	2.4	0.9	0.3	2.3	0.6	1.0	1.2	0.3	1.1
Total catastrophe losses incurred	(3.0)	16.4	73.0	7.4	(0.3)	6.0	23.8	3.0	39.2	13.5	31.4	11.0	22.5	8.1
Remaining incurred	44.7	53.5	50.6	41.6	45.3	46.0	47.1	43.1	46.0	45.1	48.6	45.4	47.6	45.4
Total loss ratio	55.1%	78.5%	135.7%	64.9%	60.4%	63.2%	82.4%	55.3%	99.2%	69.0%	92.1%	67.0%	82.5%	65.4%
Excess & Surplus Lines
New losses greater than $4,000,000	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
New losses $1,000,000-$4,000,000	0.0	0.0	0.0	0.0	0.0	19.4	0.0	0.0	0.0	0.0	0.0	7.1	0.0	5.1
New losses $250,000-$1,000,000	22.6	13.5	12.4	25.8	17.5	16.7	18.8	16.9	18.7	19.9	16.8	18.7	18.4	18.4
Case reserve development above $250,000	7.6	9.3	2.5	2.7	1.8	2.5	2.7	20.7	2.6	11.6	5.1	13.1	5.8	14.2
Large losses subtotal	30.2%	22.8%	14.9%	28.5%	19.3%	38.6%	21.5%	37.6%	21.3%	31.5%	21.9%	38.9%	24.2%	37.7%
IBNR incurred	(10.4)	12.5	17.1	26.1	(13.2)	14.9	23.5	18.4	21.3	23.7	18.1	18.5	10.1	9.6
Total catastrophe losses incurred	(0.4)	2.4	4.2	2.8	(0.1)	4.6	0.0	0.0	3.6	0.0	3.1	1.7	2.2	1.2
Remaining incurred	14.5	3.4	13.4	20.2	14.7	14.2	32.5	9.4	16.6	18.3	11.8	18.8	12.5	17.4
Total loss ratio	33.9%	41.1%	49.6%	77.6%	20.7%	72.3%	77.5%	65.4%	62.8%	73.5%	54.9%	77.9%	49.0%	65.9%
*	Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

11

Cincinnati Insurance Companies

Loss Claim Count Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Consolidated
New losses greater than $4,000,000	4	3	1	2	3	3	2	1	3	3	6	6	10	9
New losses $1,000,000-$4,000,000	23	25	18	30	23	20	18	19	48	37	73	57	96	80
New losses $250,000-$1,000,000	115	129	122	122	123	112	117	123	244	240	373	352	488	475
Case reserve development above $250,000	108	84	81	68	71	101	73	77	149	143	233	237	341	308
Large losses total	250	241	222	222	220	236	210	220	444	423	685	652	935	872
Commercial Lines
New losses greater than $4,000,000	4	3	1	2	2	3	2	1	3	3	6	6	10	8
New losses $1,000,000-$4,000,000	18	21	15	24	20	15	12	17	39	29	60	44	78	64
New losses $250,000-$1,000,000	76	98	97	85	79	88	88	95	182	183	280	271	356	350
Case reserve development above $250,000	90	72	70	59	70	93	70	67	129	137	201	230	291	300
Large losses total	188	194	183	170	171	199	172	180	353	352	547	551	735	722
Personal Lines
New losses greater than $4,000,000	-	-	-	-	1	-	-	-	-	-	-	-	-	1
New losses $1,000,000-$4,000,000	5	4	3	6	3	3	6	2	9	8	13	11	18	14
New losses $250,000-$1,000,000	31	26	20	29	38	19	24	24	49	48	75	67	106	105
Case reserve development above $250,000	15	9	10	8	-	7	2	5	18	7	27	14	42	23
Large losses total	51	39	33	43	42	29	32	31	76	63	115	92	166	143
Excess & Surplus Lines
New losses greater than $4,000,000	-	-	-	-	-	-	-	-	-	-	-	-	-	-
New losses $1,000,000-$4,000,000	-	-	-	-	-	2	-	-	-	-	-	2	-	2
New losses $250,000-$1,000,000	8	5	5	8	6	5	5	4	13	9	18	14	26	20
Case reserve development above $250,000	3	3	1	1	1	1	1	5	2	6	5	7	8	8
Large losses total	11	8	6	9	7	8	6	9	15	15	23	23	34	30

The sum of quarterly amounts may not equal the full year as each is computed independently.

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

12

Consolidated Cincinnati Insurance Companies

Agency Direct Written Premiums by Agency State by Line of Business for the Twelve Months Ended December 31, 2011

(Dollars in millions)	Commercial Lines							Personal Lines			E&S	Consolidated		Comm'l	Personal	E & S	Consol
Risk	Comm	Comm	Comm	Workers'	Spec	Surety &	Mach. &	Personal	Home	Other	All	2011	2010	Change	Change	Change	Change
State	Casualty	Property	Auto	Comp	Packages	Exec Risk	Equipment	Auto	Owner	Personal	Lines	Total	Total	%	%	%	%

OH	$126.2	$93.6	$62.4	$-	$20.2	$22.7	$5.7	$123.9	$95.0	$33.2	$9.6	$592.5	$581.2	(0.1)	3.8	32.7	1.9
IL	55.6	42.1	27.6	53.7	12.0	7.4	3.2	29.5	23.5	7.6	5.2	267.3	260.4	0.6	9.4	12.1	2.7
IN	43.4	36.1	21.9	25.7	8.0	7.1	2.6	31.5	30.9	8.1	7.9	223.1	207.5	5.7	10.3	20.4	7.5
PA	45.9	31.3	30.5	46.3	10.1	6.2	2.2	8.6	6.8	3.8	3.3	195.0	184.4	5.0	10.9	19.3	5.8
GA	24.9	22.6	17.3	10.9	7.7	5.9	1.4	33.4	31.8	9.3	5.2	170.5	164.6	0.7	6.4	17.1	3.5
NC	32.2	29.3	19.2	18.0	14.2	8.2	2.1	17.1	12.3	5.4	3.0	161.2	149.0	1.7	37.0	31.1	8.1
MI	32.4	22.4	14.9	16.9	10.0	6.4	2.0	17.7	17.0	3.9	3.4	147.0	134.0	5.2	22.7	24.1	9.7
KY	21.2	22.8	14.5	3.1	6.2	4.0	1.2	24.7	19.8	5.4	3.0	125.9	118.2	4.5	8.6	27.7	6.5
VA	28.6	23.1	19.5	17.0	4.8	6.3	1.5	9.8	8.4	3.1	2.7	124.8	123.2	0.4	2.7	27.4	1.3
TN	22.4	21.4	14.4	8.6	10.1	5.5	1.5	11.5	12.3	4.2	1.6	113.5	105.6	4.6	16.9	10.5	7.5
AL	16.6	19.7	8.4	1.0	8.7	2.6	1.1	17.3	27.5	6.2	3.5	112.5	103.7	7.2	7.3	67.6	8.4
WI	24.0	17.0	10.5	24.5	4.0	2.9	1.7	8.9	8.2	3.6	2.4	107.7	104.4	2.1	5.1	30.2	3.2
MO	20.5	20.7	12.8	11.9	6.4	2.4	1.5	4.7	6.6	1.5	4.2	93.3	90.7	(0.4)	17.4	29.5	2.8
MN	19.5	16.9	8.0	7.6	3.5	2.5	1.4	9.0	8.6	3.2	2.3	82.5	75.0	6.3	20.4	25.9	10.0
IA	18.3	14.3	8.7	19.3	4.0	3.4	1.3	4.4	4.7	1.8	1.3	81.6	82.2	(3.5)	14.9	54.3	(0.8)
FL	21.4	20.0	8.1	1.3	1.7	2.2	0.9	8.8	11.7	2.3	2.5	80.9	83.5	(1.6)	(9.0)	32.2	(3.0)
TX	20.8	16.3	12.7	2.3	0.8	1.5	1.3	-	-	-	6.5	62.1	40.4	51.3	nm	77.8	53.6
NY	28.3	10.5	11.0	2.7	1.2	2.8	0.8	-	0.1	0.6	1.0	58.9	57.9	0.4	nm	26.1	1.7
MD	13.0	7.6	11.2	9.8	1.3	2.3	0.5	1.6	2.4	0.8	1.3	51.7	47.5	5.9	46.8	4.6	8.7
AR	7.9	11.7	5.4	3.0	5.5	1.8	0.8	4.0	4.6	1.4	1.6	47.7	44.1	3.2	25.8	33.1	8.0
KS	7.3	8.7	4.5	7.4	3.2	1.7	0.6	4.7	6.0	1.4	0.7	46.4	45.9	(1.2)	6.7	36.4	1.2
SC	10.7	8.2	6.7	3.5	2.3	2.0	0.4	2.6	1.9	0.7	0.8	39.8	39.8	(4.6)	50.3	(9.6)	—
UT	10.5	5.5	6.1	0.1	0.8	2.5	0.4	5.6	2.4	0.4	1.2	35.5	30.4	7.1	64.2	4.5	16.6
`	10.5	6.7	9.0	1.6	0.9	1.1	0.5	1.8	1.6	0.6	1.3	35.4	31.5	8.2	44.6	50.5	12.5
MT	10.7	6.7	5.8	-	1.1	0.6	0.5	2.0	1.7	0.4	0.4	29.8	29.1	(0.7)	25.2	17.2	2.4
NE	6.3	6.1	3.1	6.3	1.4	1.3	0.5	0.7	1.0	0.3	0.9	28.0	27.5	0.0	4.7	72.5	1.7
ID	7.8	5.5	5.1	0.1	0.8	1.1	0.4	1.8	1.1	0.3	0.5	24.6	21.8	7.3	57.0	32.0	12.5
WV	6.2	5.4	4.9	1.5	2.2	1.3	0.4	-	0.6	0.1	1.8	24.4	22.1	9.6	(3.4)	31.9	10.6
VT	4.6	3.7	2.6	5.9	1.0	1.3	0.3	1.1	1.3	0.4	0.7	22.8	23.0	(4.5)	21.1	39.6	(1.0)
CO	5.8	5.3	4.1	0.4	-	0.9	0.4	-	0.3	-	0.6	17.7	11.6	54.4	12.3	30.4	52.4
ND	5.3	4.1	2.9	-	1.2	0.8	0.3	0.6	0.6	0.2	0.3	16.2	14.8	8.4	12.7	32.4	9.1
NH	2.9	2.2	1.2	2.7	0.6	0.9	0.2	1.0	1.1	0.4	0.5	13.7	12.4	7.5	27.5	11.8	10.9
DE	2.7	2.6	1.8	2.6	0.3	0.3	0.2	-	-	-	-	10.6	9.8	7.6	7.7	nm	7.6
WA	3.8	2.0	2.7	-	-	0.5	0.2	-	-	-	1.0	10.3	7.6	34.5	29.4	53.3	36.0
SD	2.3	2.0	1.4	2.4	0.5	0.8	0.2	-	-	-	0.3	9.9	9.1	7.7	7.2	23.4	8.1
NM	2.7	1.3	1.6	0.8	0.2	1.0	0.1	-	-	-	0.4	8.0	7.4	9.0	87.4	(18.1)	7.4
OR	1.5	0.8	1.2	0.1	-	0.4	0.1	-	-	-	0.7	4.7	0.6	nm	26.4	nm	nm
WY	1.6	1.3	0.6	-	-	0.2	0.1	-	-	-	0.3	4.0	1.7	128.4	6.4	254.5	133.9
CT	0.5	0.5	0.5	0.3	-	0.1	-	-	-	0.1	0.1	2.2	0.5	303.5	7.8	nm	307.1
All Other	2.6	2.4	2.2	3.9	0.6	1.5	0.1	-	0.1	-	0.3	13.7	12.0	12.4	16.5	nm	14.6
Total	$729.8	$580.5	$406.9	$322.6	$157.8	$124.0	$40.4	$388.6	$351.6	$110.4	$84.5	$3,297.3	$3,116.4	3.7	9.8	30.8	5.8
Other Direct	-	1.0	-	3.4	-	-	-	0.1	0.2	-	-	4.7	4.4	6.0	18.6	nm	6.7
Total Direct	$729.8	$581.5	$406.9	$326.0	$157.8	$124.0	$40.4	$388.7	$351.8	$110.4	$84.5	$3,302.0	$3,120.8	3.7	9.8	30.8	5.8

Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts.

13

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Commercial casualty:
Written premiums	$169	$175	$177	$189	$166	$161	$168	$191	$366	$359	$541	$520	$710	$686
Earned premiums	179	180	180	172	175	182	172	164	352	336	532	518	711	693
Current accident year before catastrophe losses	70.4%	64.1%	66.0%	78.8%	100.3%	75.0%	73.6%	71.0%	72.3%	72.4%	69.5%	73.3%	69.7%	80.1%
Current accident year catastrophe losses	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Prior accident years before catastrophe losses	11.6	(26.7)	(27.2)	(32.3)	(50.5)	(18.5)	(25.3)	(12.7)	(29.7)	(19.2)	(28.7)	(18.9)	(18.5)	(26.9)
Prior accident years catastrophe losses	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total loss and loss expense ratio	82.0%	37.4%	38.8%	46.5%	49.8%	56.5%	48.3%	58.3%	42.6%	53.2%	40.8%	54.4%	51.2%	53.2%
Commercial property:
Written premiums	$125	$132	$123	$132	$122	$122	$124	$129	$255	$253	$387	$375	$512	$497
Earned premiums	128	128	115	126	124	123	121	121	241	242	369	365	497	489
Current accident year before catastrophe losses	31.1%	77.6%	76.8%	64.8%	54.6%	60.5%	56.5%	62.2%	70.5%	59.4%	73.0%	59.7%	62.1%	58.4%
Current accident year catastrophe losses	(5.3)	33.8	78.8	15.2	2.0	10.3	39.1	10.6	45.6	24.8	41.5	20.0	29.4	15.4
Prior accident years before catastrophe losses	(17.5)	(4.9)	(1.7)	8.0	(1.2)	1.3	(3.1)	0.5	3.4	(1.4)	0.5	(0.4)	(4.1)	(0.6)
Prior accident years catastrophe losses	(5.3)	3.7	1.1	3.4	0.3	(1.3)	(2.4)	(2.3)	2.3	(2.3)	2.8	(2.0)	0.7	(1.4)
Total loss and loss expense ratio	3.0%	110.2%	155.0%	91.4%	55.7%	70.8%	90.1%	71.0%	121.8%	80.5%	117.8%	77.3%	88.1%	71.8%
Commercial auto:
Written premiums	$100	$96	$102	$107	$92	$91	$99	$103	$209	$202	$305	$293	$405	$385
Earned premiums	102	100	96	96	97	96	96	95	192	191	292	287	394	384
Current accident year before catastrophe losses	81.3%	67.8%	72.6%	76.5%	75.5%	67.1%	69.5%	68.1%	74.5%	68.8%	72.2%	68.2%	74.5%	70.0%
Current accident year catastrophe losses	(1.5)	2.5	6.2	0.3	0.4	(0.5)	4.4	-	3.3	2.2	3.0	1.3	1.9	1.1
Prior accident years before catastrophe losses	3.1	3.5	(11.0)	(24.2)	(20.8)	(5.3)	(0.8)	(6.1)	(17.6)	(3.4)	(10.3)	(4.0)	(6.9)	(8.2)
Prior accident years catastrophe losses	-	(0.1)	(0.1)	(0.4)	-	-	(0.2)	(1.0)	(0.2)	(0.6)	(0.2)	(0.4)	(0.2)	(0.3)
Total loss and loss expense ratio	82.9%	73.7%	67.7%	52.2%	55.1%	61.3%	72.9%	61.0%	60.0%	67.0%	64.7%	65.1%	69.3%	62.6%
Workers' compensation:
Written premiums	$78	$71	$73	$90	$75	$68	$72	$95	$163	$167	$234	$235	$312	$310
Earned premiums	83	78	81	76	81	77	79	74	157	153	235	230	318	311
Current accident year before catastrophe losses	64.5%	119.2%	108.5%	95.6%	92.5%	127.5%	103.2%	103.3%	102.3%	103.2%	107.9%	111.3%	96.6%	106.5%
Current accident year catastrophe losses	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Prior accident years before catastrophe losses	(58.2)	(28.4)	(28.9)	(4.1)	(9.8)	(15.3)	(13.3)	(11.9)	(16.9)	(12.6)	(20.7)	(13.5)	(30.5)	(12.6)
Prior accident years catastrophe losses	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total loss and loss expense ratio	6.3%	90.8%	79.6%	91.5%	82.7%	112.2%	89.9%	91.4%	85.4%	90.6%	87.2%	97.8%	66.1%	93.9%
Specialty package:
Written premiums	$37	$36	$27	$37	$37	$37	$36	$39	$64	$75	$100	$112	$137	$149
Earned premiums	38	36	27	37	37	38	37	37	64	74	100	112	138	149
Current accident year before catastrophe losses	42.8%	91.6%	93.8%	62.7%	47.1%	60.8%	66.1%	70.5%	75.7%	68.2%	81.5%	65.8%	70.9%	61.1%
Current accident year catastrophe losses	(3.0)	25.7	223.8	9.2	7.2	18.9	23.0	8.5	99.4	15.9	72.7	16.8	51.8	14.5
Prior accident years before catastrophe losses	(20.6)	19.6	1.8	15.1	(19.1)	9.6	(0.7)	17.4	9.5	8.3	13.2	8.7	3.9	1.8
Prior accident years catastrophe losses	0.8	(0.9)	(0.7)	(1.5)	(0.3)	(0.2)	(2.8)	(7.4)	(1.1)	(5.1)	(1.1)	(3.4)	(0.6)	(2.6)
Total loss and loss expense ratio	20.0%	136.0%	318.7%	85.5%	34.9%	89.1%	85.6%	89.0%	183.5%	87.3%	166.3%	87.9%	126.0%	74.8%
Surety and executive risk:
Written premiums	$26	$28	$26	$24	$23	$23	$24	$23	$50	$47	$78	$70	$104	$93
Earned premiums	27	26	25	25	24	22	25	24	50	49	76	71	103	95
Current accident year before catastrophe losses	96.4%	54.7%	47.9%	54.7%	75.7%	91.2%	53.9%	47.1%	51.3%	50.5%	52.4%	63.4%	63.7%	66.5%
Current accident year catastrophe losses	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Prior accident years before catastrophe losses	38.8	32.5	19.4	41.4	43.8	(17.3)	(17.7)	4.0	30.2	(6.9)	31.0	(10.2)	33.0	3.4
Prior accident years catastrophe losses	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total loss and loss expense ratio	135.2%	87.2%	67.3%	96.1%	119.5%	73.9%	36.2%	51.1%	81.5%	43.6%	83.4%	53.2%	96.7%	69.9%
Machinery and equipment:
Written premiums	$11	$9	$9	$9	$9	$9	$9	$9	$18	$17	$27	$26	$38	$35
Earned premiums	10	9	9	8	8	9	8	8	17	16	26	25	36	33
Current accident year before catastrophe losses	10.0%	38.7%	32.0%	28.2%	21.4%	20.4%	48.3%	23.0%	30.1%	35.8%	33.1%	30.6%	26.9%	28.2%
Current accident year catastrophe losses	(2.3)	2.4	0.2	0.2	(0.3)	(1.7)	1.7	0.3	0.2	1.0	0.9	0.1	0.1	-
Prior accident years before catastrophe losses	(7.8)	(1.6)	6.9	8.5	(3.3)	(6.8)	1.8	(15.9)	7.7	(6.9)	4.5	(6.9)	1.2	(6.0)
Prior accident years catastrophe losses	-	-	-	-	-	-	0.1	(1.3)	-	(0.6)	-	(0.4)	-	(0.3)
Total loss and loss expense ratio	(0.1)%	39.5%	39.1%	36.9%	17.8%	11.9%	51.9%	6.1%	38.0%	29.3%	38.5%	23.4%	28.2%	21.9%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

14

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10

Personal auto:
Written premiums	$92	$107	$104	$82	$84	$98	$97	$73	$186	$170	$293	$268	$385	$352
Earned premiums	95	94	90	89	87	86	83	81	179	164	273	250	368	337
Current accident year before catastrophe losses	103.4%	66.6%	67.3%	68.2%	81.0%	68.3%	70.8%	62.8%	67.7%	66.8%	67.4%	67.3%	76.7%	70.9%
Current accident year catastrophe losses	(0.9)	1.5	10.3	1.3	-	0.2	4.2	0.1	5.8	2.2	4.3	1.5	3.0	1.1
Prior accident years before catastrophe losses	4.8	1.7	(5.0)	(5.3)	(2.4)	(0.3)	(1.2)	(4.5)	(5.1)	(2.8)	(2.8)	(1.9)	(0.8)	(2.1)
Prior accident years catastrophe losses	-	(0.1)	(0.1)	(0.4)	(0.1)	(0.1)	(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	(0.2)	(0.1)
Total loss and loss expense ratio	107.3%	69.7%	72.5%	63.8%	78.5%	68.1%	73.6%	58.2%	68.2%	66.0%	68.7%	66.7%	78.7%	69.8%

Homeowner:
Written premiums	$79	$87	$78	$68	$75	$83	$81	$60	$146	$141	$233	$224	$312	$299
Earned premiums	78	74	66	76	74	72	72	70	142	142	216	214	294	289
Current accident year before catastrophe losses	62.8%	86.2%	97.8%	71.4%	78.0%	72.0%	70.2%	67.2%	83.6%	68.6%	84.5%	69.8%	78.7%	72.0%
Current accident year catastrophe losses	(5.3)	40.3	175.4	22.1	0.9	15.5	54.2	7.2	92.7	30.9	74.7	25.8	53.6	19.3
Prior accident years before catastrophe losses	(13.3)	(6.1)	(0.5)	2.6	(5.0)	(0.9)	0.8	1.9	1.1	1.3	(1.4)	0.6	(4.5)	(0.9)
Prior accident years catastrophe losses	(0.2)	(1.8)	(0.1)	(5.8)	(1.8)	(2.1)	(1.4)	(0.3)	(3.1)	(0.8)	(2.7)	(1.3)	(2.0)	(1.4)
Total loss and loss expense ratio	44.0%	118.6%	272.6%	90.3%	72.1%	84.5%	123.8%	76.0%	174.3%	100.0%	155.1%	94.9%	125.8%	89.0%

Other personal:
Written premiums	$25	$28	$28	$23	$24	$27	$26	$22	$51	$48	$79	$75	$104	$99
Earned premiums	26	25	24	25	24	24	24	23	49	47	74	71	100	95
Current accident year before catastrophe losses	52.7%	87.0%	88.2%	55.9%	60.9%	70.1%	69.1%	56.1%	71.9%	62.6%	77.0%	65.1%	70.7%	64.1%
Current accident year catastrophe losses	(0.8)	10.4	34.5	3.8	1.3	4.7	5.9	3.2	19.0	4.6	16.1	4.7	11.7	3.8
Prior accident years before catastrophe losses	(18.8)	(36.4)	(18.4)	2.3	(29.7)	(24.1)	(21.4)	(7.4)	(7.9)	(14.4)	(17.6)	(17.7)	(17.9)	(20.8)
Prior accident years catastrophe losses	(0.1)	(0.6)	(0.5)	(0.8)	(0.4)	(0.4)	(0.6)	(0.4)	(0.6)	(0.5)	(0.6)	(0.5)	(0.5)	(0.5)
Total loss and loss expense ratio	33.0%	60.4%	103.8%	61.2%	32.1%	50.3%	53.0%	51.5%	82.4%	52.3%	74.9%	51.6%	64.0%	46.6%

* Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

15

Cincinnati Insurance Companies Consolidated

Loss and Loss Expense Analysis

						Change in	Total
		Paid		Change in	Change in	loss	change			Loss
	Paid	loss	Total	case	IBNR	expense	in	Case	IBNR	expense	Total
(In millions)	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred at December 31, 2011
Commercial casualty	$275	$129	$404	$(91)	$43	$3	$(45)	$184	$43	$132	$359
Commercial property	423	29	452	60	22	4	86	483	22	33	538
Commercial auto	246	37	283	3	(11)	2	(6)	249	(11)	39	277
Workers' compensation	219	46	265	(10)	(1)	(39)	(50)	209	(1)	7	215
Specialty packages	174	19	193	21	7	22	50	195	7	41	243
Surety and executive risk	64	18	82	(4)	3	20	19	60	3	38	101
Machinery and equipment	10	1	11	-	-	-	-	10	-	1	11
Total commercial lines	1,411	279	1,690	(21)	63	12	54	1,390	63	291	1,744

Personal auto	235	38	273	2	(2)	24	24	237	(2)	62	297
Homeowners	397	28	425	4	19	9	32	401	19	37	457
Other personal	58	4	62	5	9	(4)	10	63	9	-	72
Total personal lines	690	70	760	11	26	29	66	701	26	99	826

Commercial casualty & property	15	5	20	15	7	3	25	30	7	8	45
Total excess & surplus lines	15	5	20	15	7	3	25	30	7	8	45
Total property casualty	$2,116	$354	$2,470	$5	$96	$44	$145	$2,121	$96	$398	$2,615

Ceded loss and loss expense incurred at December 31, 2011
Commercial casualty	$8	$1	$9	$(14)	$-	$-	$(14)	$(6)	$-	$1	$(5)
Commercial property	65	2	67	27	7	-	34	92	7	2	101
Commercial auto	3	-	3	-	-	-	-	3	-	-	3
Workers' compensation	9	-	9	(3)	(1)	-	(4)	6	(1)	-	5
Specialty packages	39	1	40	24	4	-	28	63	4	1	68
Surety and executive risk	14	2	16	(14)	-	-	(14)	-	-	2	2
Machinery and equipment	-	-	-	-	-	-	-	-	-	-	-
Total commercial lines	138	6	144	20	10	-	30	158	10	6	174

Personal auto	6	1	7	-	1	-	1	6	1	1	8
Homeowners	68	4	72	3	13	-	16	71	13	4	88
Other personal	5	1	6	-	1	-	1	5	1	1	7
Total personal lines	79	6	85	3	15	-	18	82	15	6	103

Commercial casualty & property	-	-	-	1	2	-	3	1	2	-	3
Total excess & surplus lines	-	-	-	1	2	-	3	1	2	-	3
Total property casualty	$217	$12	$229	$24	$27	$-	$51	$241	$27	$12	$280

Net loss and loss expense incurred at December 31, 2011
\	$267	$128	$395	$(77)	$43	$3	$(31)	$190	$43	$131	$364
Commercial property	358	27	385	33	15	4	52	391	15	31	437
Commercial auto	243	37	280	3	(11)	2	(6)	246	(11)	39	274
Workers' compensation	210	46	256	(7)	-	(39)	(46)	203	-	7	210
Specialty packages	135	18	153	(3)	3	22	22	132	3	40	175
Surety and executive risk	50	16	66	10	3	20	33	60	3	36	99
Machinery and equipment	10	1	11	-	-	-	-	10	-	1	11
Total commercial lines	1,273	273	1,546	(41)	53	12	24	1,232	53	285	1,570

Personal auto	229	37	266	2	(3)	24	23	231	(3)	61	289
Homeowners	329	24	353	1	6	9	16	330	6	33	369
Other personal	53	3	56	5	8	(4)	9	58	8	(1)	65
Total personal lines	611	64	675	8	11	29	48	619	11	93	723

Commercial casualty & property	15	5	20	14	5	3	22	29	5	8	42
Total excess & surplus lines	15	5	20	14	5	3	22	29	5	8	42
Total property casualty	$1,899	$342	$2,241	$(19)	$69	$44	$94	$1,880	$69	$386	$2,335

16

Consolidated Cincinnati Insurance Companies

5-Year Property Casualty Data - All Lines

(Dollars in millions)	Years ended December 31,
	2011	2010	2009	2008	2007
Premiums
Adjusted written premiums – statutory*	$3,105	$2,952	$2,919	$3,040	$3,149
Written premium adjustment – statutory	(7)	11	(8)	(30)	(32)
Reported written premiums – statutory**	3,098	2,963	2,911	3,010	3,117
Unearned premium change	(69)	(39)	-	-	8
Earned premiums (GAAP)	$3,029	$2,924	$2,911	$3,010	$3,125

Year-over-year growth rate:
Adjusted written premiums – statutory	5%	1%	(4)%	(3)%	(1)%
Written premiums – statutory	5%	2%	(3)%	(3)%	(2)%
Earned premiums	4%	-%	(3)%	(4)%	(1)%

Statutory combined ratio
Reported statutory combined ratio*	108.9%	101.8%	104.4%	100.4%	90.3%
Less catastrophe losses	13.3	5.1	5.7	6.8	0.8
Statutory combined ratio excluding catastrophe losses	95.6%	96.7%	98.7%	93.6%	89.5%

Reported commission expense ratio*	18.6%	18.7%	19.0%	18.4%	19.2%
Reported other expense ratio*	13.3	14.2	13.7	13.7	12.5
Reported statutory expense ratio*	31.9%	32.9%	32.7%	32.1%	31.7%

GAAP combined ratio
GAAP combined ratio	109.2%	101.7%	104.5%	100.6%	90.3%

Written premiums to surplus
Adjusted premiums to statutory surplus ratio	0.828	0.781	0.800	0.905	0.731
Written premium adjustment	(0.002)	0.003	(0.002)	(0.009)	(0.007)
Reported premiums to statutory surplus ratio	0.826	0.784	0.798	0.896	0.724

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

17

Consolidated Cincinnati Insurance Companies

5-Year Property Casualty Data - Commercial Lines

(Dollars in millions)	Years ended December 31,
	2011	2010	2009	2008	2007
Premiums
Adjusted written premiums – statutory*	$2,225	$2,144	$2,190	$2,341	$2,444
Written premium adjustment – statutory	(7)	11	(9)	(30)	(31)
Reported written premiums – statutory	$2,218	$2,155	$2,181	$2,311	$2,413
Unearned premium change	(21)	(1)	18	5	(2)
Earned premiums (GAAP)	$2,197	$2,154	$2,199	$2,316	$2,411

Year-over-year growth rate:
Adjusted written premiums – statutory	4%	(2)%	(6)%	(4)%	0%
Written premiums – statutory	3%	(1)%	(6)%	(4)%	(1)%
Earned premiums	2%	(2)%	(5)%	(4)%	0%

Statutory combined ratio
Reported statutory combined ratio*	104.2%	99.6%	101.8%	96.6%	89.2%
Less catastrophe losses	10.4	4.1	2.5	4.5	0.7
Statutory combined ratio excluding catastrophe losses (adjusted)	93.8%	95.5%	99.3%	92.1%	88.5%

GAAP combined ratio
GAAP combined ratio	104.7%	99.4%	101.6%	97.0%	89.2%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

18

Consolidated Cincinnati Insurance Companies

5-Year Property Casualty Data - Personal Lines

(Dollars in millions)	Years ended December 31,
	2011	2010	2009	2008	2007
Premiums
Adjusted written premiums – statutory*	$801	$750	$690	$685	$705
Written premium adjustment – statutory	-	-	1	-	(1)
Reported written premiums – statutory	$801	$750	$691	$685	$704
Unearned premium change	(39)	(29)	(6)	4	10
Earned premiums (GAAP)	$762	$721	$685	$689	$714

Year-over-year growth rate:
Adjusted written premiums – statutory	7%	9%	1%	(3)%	(4)%
Written premiums – statutory	7%	9%	1%	(3)%	(4)%
Earned premiums	6%	5%	(1)%	(4)%	(6)%
Statutory combined ratio
Reported statutory combined ratio*	124.2%	107.1%	111.4%	111.6%	94.1%
Less catastrophe losses	22.7	8.1	16.1	14.5	1.3
Statutory combined ratio excluding catastrophe losses (adjusted)	101.5%	99.0%	95.3%	97.1%	92.8%

GAAP combined ratio
GAAP combined ratio	123.9%	107.7%	111.8%	111.9%	93.9%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

19

Consolidated Cincinnati Insurance Companies

5-Year Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Years ended December 31,
	2011	2010	2009	2008	2007
Premiums
Adjusted written premiums – statutory*	$79	$58	$39	$14	$
Written premium adjustment – statutory	-	-	-	-
Reported written premiums – statutory	$79	$58	$39	$14	$
Unearned premium change	(9)	(9)	(12)	(9)
Earned premiums (GAAP)	$70	$49	$27	$5	$

Year-over-year growth rate:
Adjusted written premiums – statutory	36%	49%	179%	na%		%
Written premiums – statutory	36%	49%	179%	na%		%
Earned premiums	43%	81%	440%	na%		%

Statutory combined ratio
Reported statutory combined ratio*	90.8%	118.9%	129.1%	190.6%		%
Less catastrophe losses	2.2	1.2	0.2	0.4
Statutory combined ratio excluding catastrophe losses (adjusted)	88.6%	117.7%	128.9%	190.2%		%

GAAP combined ratio
GAAP combined ratio	92.2%	115.4%	154.9%	266.0%		%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

*Excludes CSU Producers Resources Inc.

20

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Premiums
Agency renewal written premiums	$712	$730	$717	$708	$648	$677	$685	$682	$1,425	$1,367	$2,155	$2,044	$2,867	$2,692
Agency new business written premiums	103	115	117	102	107	109	106	92	219	198	334	307	437	414
Other written premiums	(55)	(54)	(66)	(31)	(33)	(50)	(42)	(18)	(97)	(60)	(151)	(110)	(206)	(143)
Reported written premiums – statutory*	$760	$791	$768	$779	$722	$736	$749	$756	$1,547	$1,505	$2,338	$2,241	$3,098	$2,963
Unearned premium change	25	(22)	(38)	(34)	23	7	(21)	(48)	(72)	(69)	(94)	(62)	(69)	(39)
Earned premiums	$785	$769	$730	$745	$745	$743	$728	$708	$1,475	$1,436	$2,244	$2,179	$3,029	$2,924
Year over year change %
Agency renewal written premiums	10%	8%	5%	4%	2%	1%	3%	(2)%	4%	0%	5%	1%	7%	1%
Agency new business written premiums	(4)	6	10	11	14	2	(1)	(5)	11	(3)	9	(1)	6	2
Other written premiums	(67)	(8)	(57)	(72)	33	(9)	16	(29)	(62)	6	(37)	0	(44)	10
Reported written premiums – statutory*	5	7	3	3	6	1	4	(3)	3	0	4	0	5	2
Paid losses and loss expenses
Losses paid	$455	$481	$560	$404	$400	$421	$382	$334	$964	$716	$1,442	$1,137	$1,899	$1,537
Loss expenses paid	90	85	82	85	93	84	72	80	166	151	251	235	342	328
Loss and loss expenses paid	$545	$566	$642	$489	$493	$505	$454	$414	$1,130	$867	$1,693	$1,372	$2,241	$1,865
Statutory combined ratio
Loss ratio	44.0%	65.4%	91.2%	58.4%	47.7%	58.8%	65.1%	54.3%	74.6%	59.8%	71.5%	59.5%	64.4%	56.5%
Allocated loss expense ratio	6.2	6.4	7.0	6.0	6.7	5.9	5.7	6.0	6.5	5.8	6.4	5.9	6.3	6.1
Unallocated loss expense ratio	5.4	7.3	5.9	6.7	6.5	6.9	5.2	6.7	6.3	6.0	6.7	6.2	6.3	6.3
Net underwriting expense ratio	32.9	31.1	31.3	32.2	33.3	32.9	31.3	34.1	31.8	32.7	31.5	32.8	31.9	32.9
Statutory combined ratio	88.5%	110.2%	135.4%	103.3%	94.2%	104.5%	107.3%	101.1%	119.2%	104.3%	116.1%	104.4%	108.9%	101.8%
Contribution from catastrophe losses	(2.8)	12.0	39.8	5.5	0.7	3.8	13.6	2.1	22.5	8.0	18.9	6.5	13.3	5.1
Statutory combined ratio excluding catastrophe losses	91.3%	98.2%	95.6%	97.8%	93.5%	100.7%	93.7%	99.0%	96.7%	96.3%	97.2%	97.9%	95.6%	96.7%
Commission expense ratio	19.5%	18.2%	18.2%	18.4%	19.9%	18.7%	17.9%	18.4%	18.3%	18.1%	18.2%	18.3%	18.6%	18.7%
Other expense ratio	13.4	12.9	13.1	13.8	13.4	14.2	13.4	15.7	13.5	14.6	13.3	14.5	13.3	14.2
Statutory expense ratio	32.9%	31.1%	31.3%	32.2%	33.3%	32.9%	31.3%	34.1%	31.8%	32.7%	31.5%	32.8%	31.9%	32.9%
GAAP combined ratio
GAAP combined ratio	87.6%	110.6%	136.6%	103.9%	93.1%	103.9%	107.6%	102.6%	120.1%	105.2%	116.8%	104.7%	109.2%	101.7%
Contribution from catastrophe losses	(2.8)	12.0	39.8	5.5	0.7	3.8	13.6	2.1	22.5	8.0	18.9	6.5	13.3	5.1
GAAP combined ratio excluding catastrophe losses	90.4%	98.6%	96.8%	98.4%	92.4%	100.1%	94.0%	100.5%	97.6%	97.2%	97.9%	98.2%	95.9%	96.6%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

21

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Premiums
Agency renewal written premiums	$514	$507	$500	$542	$474	$479	$492	$533	$1,042	$1,025	$1,549	$1,504	$2,063	$1,978
Agency new business written premiums	74	81	81	71	76	74	73	66	152	139	233	213	307	289
Other written premiums	(42)	(41)	(44)	(25)	(26)	(42)	(33)	(11)	(69)	(44)	(110)	(86)	(152)	(112)
Reported written premiums – statutory*	$546	$547	$537	$588	$524	$511	$532	$588	$1,125	$1,120	$1,672	$1,631	$2,218	$2,155
Unearned premium change	21	10	(4)	(48)	22	36	6	(65)	(52)	(59)	(42)	(23)	(21)	(1)
Earned premiums	$567	$557	$533	$540	$546	$547	$538	$523	$1,073	$1,061	$1,630	$1,608	$2,197	$2,154
Year over year change %
Agency renewal written premiums	8%	6%	2%	2%	(1)%	(2)%	1%	(4)%	2%	(2)%	3%	(2)%	4%	(2)%
Agency new business written premiums	(3)	9	11	8	13	(3)	(8)	(13)	9	(10)	9	(8)	6	(3)
Other written premiums	(62)	2	(33)	(127)	38	(14)	23	(57)	(57)	14	(28)	2	(36)	14
Reported written premiums – statutory*	4	7	1	0	4	(3)	2	(6)	0	(3)	3	(3)	3	(1)
Paid losses and loss expenses
Losses paid	$329	$326	$327	$290	$284	$290	$266	$230	$618	$497	$942	$786	$1,273	$1,070
Loss expenses paid	75	65	63	69	75	65	58	63	131	120	197	186	271	261
Loss and loss expenses paid	$404	$391	$390	$359	$359	$355	$324	$293	$749	$617	$1,139	$972	$1,544	$1,331
Statutory combined ratio
Loss ratio	40.6%	61.8%	77.5%	55.5%	44.2%	57.1%	59.0%	53.8%	66.4%	56.4%	64.8%	56.7%	58.5%	53.5%
Allocated loss expense ratio	7.7	7.7	8.9	7.0	7.9	6.9	6.5	7.1	8.0	6.8	7.9	6.8	7.9	7.1
Unallocated loss expense ratio	1.8	7.3	4.4	6.7	6.4	6.7	4.8	6.6	5.5	5.7	6.1	6.0	5.0	6.1
Net underwriting expense ratio	33.6	32.6	32.2	32.9	33.4	34.8	31.7	31.9	32.6	31.8	32.6	32.7	32.8	32.9
Statutory combined ratio	83.7%	109.4%	123.0%	102.1%	91.9%	105.5%	102.0%	99.3%	112.5%	100.7%	111.4%	102.2%	104.2%	99.6%
Contribution from catastrophe losses	(2.9)	10.7	29.7	4.9	1.0	3.2	10.4	1.8	17.2	6.2	14.9	5.2	10.4	4.1
Statutory combined ratio excluding catastrophe losses	86.6%	98.7%	93.3%	97.2%	90.9%	102.3%	91.6%	97.5%	95.3%	94.5%	96.5%	97.0%	93.8%	95.5%
Commission expense ratio	18.9%	18.1%	17.7%	18.5%	19.0%	19.0%	17.6%	17.2%	18.1%	17.4%	18.1%	17.9%	18.3%	18.1%
Other expense ratio	14.7	14.5	14.5	14.4	14.4	15.8	14.1	14.7	14.5	14.4	14.5	14.8	14.5	14.8
Statutory expense ratio	33.6%	32.6%	32.2%	32.9%	33.4%	34.8%	31.7%	31.9%	32.6%	31.8%	32.6%	32.7%	32.8%	32.9%
GAAP combined ratio
GAAP combined ratio	83.9%	107.9%	124.2%	104.0%	90.6%	103.4%	101.7%	102.1%	114.0%	101.9%	111.9%	102.4%	104.7%	99.4%
Contribution from catastrophe losses	(2.9)	10.7	29.7	4.9	1.0	3.2	10.4	1.8	17.2	6.2	14.9	5.2	10.4	4.1
GAAP combined ratio excluding catastrophe losses	86.8%	97.2%	94.5%	99.1%	89.6%	100.2%	91.3%	100.3%	96.8%	95.7%	97.0%	97.2%	94.3%	95.3%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

22

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Premiums
Agency renewal written premiums	$185	$209	$205	$156	$166	$189	$187	$143	$361	$330	$570	$519	$755	$685
Agency new business written premiums	22	25	26	22	23	25	24	18	48	42	73	67	95	90
Other written premiums	(11)	(12)	(21)	(5)	(6)	(6)	(7)	(6)	(26)	(13)	(38)	(19)	(49)	(25)
Reported written premiums – statutory*	$196	$222	$210	$173	$183	$208	$204	$155	$383	$359	$605	$567	$801	$750
Unearned premium change	3	(29)	(30)	17	3	(26)	(25)	19	(13)	(6)	(42)	(32)	(39)	(29)
Earned premiums	$199	$193	$180	$190	$186	$182	$179	$174	$370	$353	$563	$535	$762	$721
Year over year change %
Agency renewal written premiums	11%	11%	10%	9%	8%	7%	6%	4%	9%	5%	10%	6%	10%	7%
Agency new business written premiums	(4)	0	8	22	15	19	26	29	14	24	9	22	6	20
Other written premiums	(83)	(100)	(200)	17	0	25	(40)	0	(100)	0	(100)	10	(96)	4
Reported written premiums – statutory*	7	7	3	12	10	9	7	7	7	7	7	8	7	9
Paid losses and loss expenses
Losses paid	$122	$151	$229	$109	$116	$128	$114	$103	$338	$217	$488	$345	$611	$461
Loss expenses paid	14	18	18	15	17	17	14	17	33	30	51	48	66	65
Loss and loss expenses paid	$136	$169	$247	$124	$133	$145	$128	$120	$371	$247	$539	$393	$677	$526
Statutory combined ratio
Loss ratio	55.1%	78.4%	135.7%	64.9%	60.5%	63.2%	82.4%	55.3%	99.3%	69.0%	92.2%	67.0%	82.5%	65.4%
Allocated loss expense ratio	1.8	1.9	3.0	2.3	2.5	1.9	2.0	1.9	2.6	2.0	2.4	1.9	2.2	2.1
Unallocated loss expense ratio	16.0	7.0	10.7	6.9	6.9	7.2	6.7	7.2	8.8	6.9	8.2	7.1	10.2	6.9
Net underwriting expense ratio	31.0	27.4	29.0	30.3	32.6	28.4	30.1	42.1	29.5	35.3	28.7	32.8	29.3	32.7
Statutory combined ratio	103.9%	114.7%	178.4%	104.4%	102.5%	100.7%	121.2%	106.5%	140.2%	113.2%	131.5%	108.8%	124.2%	107.1%
Contribution from catastrophe losses	(2.7)	16.8	73.4	7.4	(0.3)	6.0	23.8	3.0	39.4	13.6	31.7	11.0	22.7	8.1
Statutory combined ratio excluding catastrophe losses	106.6%	97.9%	105.0%	97.0%	102.8%	94.7%	97.4%	103.5%	100.8%	99.6%	99.8%	97.8%	101.5%	99.0%
Commission expense ratio	20.4%	17.6%	18.7%	17.9%	21.7%	17.1%	18.1%	22.4%	18.3%	20.0%	18.1%	19.0%	18.6%	19.6%
Other expense ratio	10.6	9.8	10.3	12.4	10.9	11.3	12.0	19.7	11.2	15.3	10.7	13.8	10.7	13.1
Statutory expense ratio	31.0%	27.4%	29.0%	30.3%	32.6%	28.4%	30.1%	42.1%	29.5%	35.3%	28.8%	32.8%	29.3%	32.7%
GAAP combined ratio
GAAP combined ratio	99.5%	119.7%	179.2%	101.4%	101.9%	103.4%	123.4%	102.5%	139.2%	113.1%	132.6%	109.8%	123.9%	107.7%
Contribution from catastrophe losses	(2.7)	16.8	73.4	7.4	(0.3)	6.0	23.8	3.0	39.4	13.6	31.7	11.0	22.7	8.1
GAAP combined ratio excluding catastrophe losses	102.2%	102.9%	105.8%	94.0%	102.2%	97.4%	99.6%	99.5%	99.8%	99.5%	100.9%	98.8%	101.2%	99.6%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. . Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

23

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	6/30/11	6/30/10	9/30/11	9/30/10	12/31/11	12/31/10
Premiums
Agency renewal written premiums	$13	$14	$12	$10	$8	$9	$6	$6	$22	$12	$36	$21	$49	$29
Agency new business written premiums	7	9	10	9	8	10	9	8	19	17	28	27	35	35
Other written premiums	(2)	(1)	(1)	(1)	(1)	(2)	(2)	(1)	(2)	(3)	(3)	(5)	(5)	(6)
Reported written premiums – statutory*	$18	$22	$21	$18	$15	$17	$13	$13	$39	$26	$61	$43	$79	$58
Unearned premium change	1	(3)	(4)	(3)	(2)	(3)	(2)	(2)	(7)	(4)	(10)	(7)	(9)	(9)
Earned premiums	$19	$19	$17	$15	$13	$14	$11	$11	$32	$22	$51	$36	$70	$49
Year over year change %
Agency renewal written premiums	63%	56%	100%	67%	100%	200%	200%	500%	83%	500%	71%	320%	69%	190%
Agency new business written premiums	(13)	(10)	11	13	14	0	13	14	12	13	4	8	0	9
Other written premiums	(100)	50	50	0	0	nm	nm	0	33	nm	40	(400)	17	(100)
Reported written premiums – statutory*	20	29	62	38	50	33	30	86	50	53	42	48	36	49
Paid losses and loss expenses
Losses paid	$3	$3	$4	$4	$1	$3	$1	$1	$8	$2	$12	$5	$15	$6
Loss expenses paid	2	2	1	1	1	1	0	0	2	1	3	2	5	2
Loss and loss expenses paid	$5	$5	$5	$5	$2	$4	$1	$1	$10	$3	$15	$7	$20	$8
Statutory combined ratio
Loss ratio	33.9%	41.1%	49.6%	77.6%	20.8%	72.3%	81.5%	65.4%	62.8%	73.5%	54.8%	73.1%	48.9%	58.1%
Allocated loss expense ratio	5.6	11.2	(12.8)	19.1	16.1	23.5	20.4	21.0	2.2	20.7	5.5	21.8	5.5	20.1
Unallocated loss expense ratio	2.9	9.9	4.7	6.1	2.7	7.9	6.5	5.1	5.3	5.8	7.0	6.5	5.9	5.5
Net underwriting expense ratio	31.8	30.7	31.6	27.6	39.0	30.8	33.5	38.5	29.8	35.8	30.1	33.9	30.5	35.2
Statutory combined ratio	74.2%	92.9%	73.1%	130.4%	78.6%	134.5%	141.9%	130.0%	100.1%	135.8%	97.4%	135.3%	90.8%	118.9%
Contribution from catastrophe losses	(0.3)	2.5	4.4	2.8	(0.1)	4.6	5.6	0.0	3.6	2.7	3.2	1.7	2.2	1.2
Statutory combined ratio excluding catastrophe losses	74.5%	90.4%	68.7%	127.6%	78.7%	129.9%	136.3%	130.0%	96.5%	133.1%	94.2%	133.6%	88.6%	117.7%
Commission expense ratio	26.0%	25.1%	24.5%	22.2%	30.7%	27.0%	26.0%	28.2%	23.5%	27.0%	24.1%	27.0%	24.5%	27.9%
Other expense ratio	5.8	5.6	7.1	5.4	8.3	3.8	7.5	10.3	6.3	8.8	6.0	6.9	6.0	7.3
Statutory expense ratio	31.8%	30.7%	31.6%	27.6%	39.0%	30.8%	33.5%	38.5%	29.8%	35.8%	30.1%	33.9%	30.5%	35.2%
GAAP combined ratio
GAAP combined ratio	74.8%	93.6%	74.7%	133.0%	75.3%	129.8%	137.5%	127.1%	102.1%	132.4%	99.0%	131.4%	92.2%	115.4%
Contribution from catastrophe losses	(0.3)	2.5	4.4	2.8	(0.1)	4.6	5.6	0.0	3.6	2.7	3.2	1.7	2.2	1.2
GAAP combined ratio excluding catastrophe losses	75.1%	91.1%	70.3%	130.2%	75.4%	125.2%	131.9%	127.1%	98.5%	129.7%	95.8%	129.7%	90.0%	114.2%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

24

The Cincinnati Life Insurance Company

Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2011	2010	Change	% Change	2011	2010	Change	% Change

Net premiums written	$63	$93	$(30)	(32)	$300	$369	$(69)	(19)
Net investment income	34	33	1	3	138	134	4	3
Amortization of interest maintenance reserve	-	-	-	-	-	(2)	2	nm
Commissions and expense allowances on reinsurance ceded	2	2	-	0	7	7	-	0
Income from fees associated with Separate Accounts	-	1	(1)	nm	2	2	-	0
Total revenues	$99	$129	$(30)	(23)	$447	$510	$(63)	(12)

Death benefits and matured endowments	$19	$17	$2	12	$66	$57	$9	16
Annuity benefits	14	10	4	40	51	38	13	34
Disability benefits and benefits under accident and health contracts	-	1	(1)	nm	(1)	2	(3)	nm
Surrender benefits and group conversions	6	5	1	20	25	23	2	9
Interest and adjustments on deposit-type contract funds	3	3	-	0	11	11	-	0
Increase in aggregate reserves for life and accident and health contracts	39	74	(35)	(47)	215	296	(81)	(27)
Payments on supplementary contracts with life contingencies	-	-	-	-	-	-	-	-
Total benefit expenses	$81	$110	$(29)	(26)	$367	$427	$(60)	(14)

Commissions	$10	$12	$(2)	(17)	$41	$46	$(5)	(11)
General insurance expenses and taxes	10	9	1	11	41	38	3	8
Increase in loading on deferred and uncollected premiums	(1)	(1)	-	0	(6)	(6)	-	0
Net transfers from Separate Accounts	(2)	-	(2)	nm	(2)	(2)	-	0
Other deductions	-	-	-	-	-	-	-	-
Total operating expenses	$17	$20	$(3)	(15)	$74	$76	$(2)	(3)

Federal and foreign income tax benefit	(7)	(1)	(6)	(600)	6	(6)	12	nm

Net gain (loss) from operations before realized capital gains	$8	$-	$8	nm	$-	$13	$(13)	nm

Net realized gains (losses) net of capital gains tax	5	-	5	nm	(13)	2	(15)	nm

Net income (loss) (statutory)	$13	$-	$13	nm	$(13)	$15	$(28)	nm

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory

25